Supplement dated May 1, 2014

supplementing the Prospectus (the “Prospectus”) and

Statement of Additional Information (“SAI”),

each dated May 1, 2014,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

INTERNATIONAL GROWTH FUND

Supplement dated May 1, 2014 to the International Growth Fund’s Prospectus and SAI dated May 1, 2014, as may be revised and supplemented from time to time.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

On April 25, 2014, the Board of Trustees (the “Trustees”) of Hansberger International Series (the “Trust”) approved an Agreement and Plan of Reorganization and Liquidation (the “Agreement”) pursuant to which the International Growth Fund, a series of the Trust, will transfer its assets and liabilities to a newly formed “shell” series of Madison Funds (the “Madison Fund”), in exchange for shares of the Madison Fund, to be followed immediately by the distribution of Madison Fund shares to the shareholders of the International Growth Fund in complete liquidation of the International Growth Fund. As a result of the transaction, shareholders of the International Growth Fund will become shareholders of the Madison Fund by effectively “exchanging” their International Growth Fund shares for shares of the Madison Fund. In connection with the transaction, the International Growth Fund may disclose its portfolio holdings to the Madison Fund and the Madison Fund’s service providers prior to the date of exchange. The transaction is subject to the approval of the shareholders of the International Growth Fund and to the satisfaction of certain other conditions. A special meeting of International Growth Fund shareholders (“Special Meeting”) is scheduled to be held on or about July 21, 2014 to consider the approval of the Agreement.

It is expected that the transaction will be treated as a tax-free reorganization. If, as expected, the transaction is treated as a tax-free reorganization, International Growth Fund shareholders will not recognize gain or loss on the exchange of their International Growth Fund shares for shares in the Madison Fund; they would have the same aggregate tax basis in their Madison Fund shares as they had in the International Growth Fund shares exchanged therefor; and their holding period in the Madison Fund shares they receive would include the holding period of the International Growth Fund shares they surrender in the transaction (provided that the shares are held as capital assets). The combined Prospectus and Proxy Statement to be provided to shareholders in connection with the proposed reorganization will contain more detailed information concerning the expected tax consequences and risks of the transaction. International Growth Fund shareholders should review that information when it becomes available, and should consult their tax advisers regarding the particular tax consequences to them of the transaction, including possible state and local tax consequences.

The Madison Fund is being created to acquire the assets and liabilities of the International Growth Fund and will not commence operations and will not have any assets or liabilities prior to the transaction. The Madison Fund’s principal investment strategies will be substantially similar to those of the International Growth Fund. Madison Asset Management, LLC (“Madison”) will serve as the investment adviser to the Madison Fund. Hansberger Growth Investors, L.P., a newly formed investment adviser created by Madison to manage the Madison Fund will serve as sub-adviser to the Fund. A majority of the International Growth Fund’s current portfolio managers are expected to manage the Madison Fund’s portfolio as employees of Hansberger Growth Investors, L.P. The management fee for the Madison Fund will be the same as the International Growth Fund and the overall expenses of the Madison Fund will be capped at the same levels as the International Growth Fund. The Madison Fund’s investment strategies, advisory arrangements, portfolio management personnel and fee expense structure may change prior to the transaction from those described herein.

A notice of the Special Meeting, a combined Prospectus and Proxy Statement describing the proposed transaction and a proxy card are expected to be mailed in June to shareholders of the International Growth Fund. If the Agreement is approved by International Growth Fund shareholders and certain other conditions required by the Agreement are satisfied, the transaction is expected to occur on or around July 31, 2014 (the “Transaction Date”).

The Madison Fund will offer Class Y and Class I shares. At the close of business on the Transaction Date the existing Adviser Class shares of the International Growth Fund will be converted into Class Y shares of the Madison Fund. Institutional Class shares of the International Growth Fund will be converted into Class I shares of the Madison Fund. Prior to the close of business on the Transaction Date, shareholders of the International Growth Fund may redeem fund shares pursuant to the procedures set forth in the International Growth Fund’s Prospectus.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Madison Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Trustees will receive the combined Prospectus and Proxy Statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

It is anticipated that the International Growth Fund’s Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.